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                               PRELIMINARY COPIES

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                         CONSO INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies: Common Stock

         2)       Aggregate number of securities to which transaction applies:
                  7,436,500 shares (including shares subject to options exercisable at less than $9.00 per share.)

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $9.00 per share of Common Stock, based upon cash merger consideration per share.

         4)       Proposed maximum aggregate value of transaction: $66,928,500

         5)       Total fee paid: $13,385.70

[ ] Fee paid previously paid with written preliminary materials.


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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:



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                                EXPLANATORY NOTE

The following form of proxy for the Special Meeting of Shareholders of Conso International Corporation was inadvertently omitted from the filing of the preliminary proxy statement to which it relates, and such filing is amended to include the following form of proxy as an appendix at the end of the preliminary proxy statement.
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                                PRELIMINARY COPY

                         CONSO INTERNATIONAL CORPORATION

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ___________, 1999

         The undersigned hereby appoints J. Cary Findlay and Richard A. Zonin, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the Common Stock of the undersigned in Conso International Corporation at the Special Meeting of Shareholders to be held on __________, 1999, and at any adjournment thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND RELATED PLAN OF MERGER. The Board of Directors recommends voting FOR such matter.


         APPROVAL OF MERGER AGREEMENT DATED OCTOBER 5, 1999 AMONG CONSO INTERNATIONAL CORPORATION, CIC ACQUISITION CORPORATION, AND CIC ACQUISITION SUB, INC., AND RELATED PLAN OF MERGER


                  [ ]   FOR     [ ]    AGAINST     [ ]   ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Receipt of Notice of Special Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE AND SIGN EXACTLY AS PRINTED BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                    Dated:   ___________________________,  1999.


                                    ____________________________________________


                                    ____________________________________________
                                    (When signing as attorney, executor,
                                    administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)